UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2022

CLICKSTREAM CORPORATION

nevada	000-52944	46-5582243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8549 Wilshire Blvd., Suite 2181

Beverly Hills, CA 90211

(Address of principal executive offices)

(213) 205-0684

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common (Par Value $0.0001)	CLIS	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On May 24, 2022, Discovery Growth Fund, LLC. (the Payee”) notified the Company it was in default of its Convertible Promissory Note dated November 17th 2021 in the principal amount of $600,000 plus accrued interest due May 16, 2022. Pursuant to Section 3(a) of the Note, "It shall be an event of default ('Event of Default'), and the entire unpaid principal of this Note and accrued interest shall become immediately due and payable upon the occurrence of any of the following events: (a) any failure on the part of the Company to make any payment under this Note when due, and such failure continues for five (5) days after the due date; accrued interest shall default to the maximum legal rate." Pursuant to Section 3(b) of the Note, the Payee has declared an Event of Default due to Company's failure to pay the amount due under the Note and that the entire unpaid principal of the Note and accrued interest together with default interest is immediately due and payable.

On May 26, 2022, the Payee filed a complaint in the United States District Court Central District of California.

On September 7, 2022, the Payee filed a notice of dismissal pursuant to Federal Rules of Civil Procedure 41(a) or (c) in the United States District Court Central District of California.

On September 23, 2022, the Payee filed a complaint in the United States District Court for The District of Nevada, making the same claims as in prior-filed lawsuit. The Company intends to defend itself vigorously. No prediction can be made as to the outcome of the lawsuit.

On October 6, 2022, the Company was served with a new complaint filed by the Payee on September 23, 2022, in the United States District Court for The District of Nevada. The new complaint makes the same claims as in the prior-filed lawsuit. The Company intends to defend itself vigorously. No prediction can be made as to the outcome of the lawsuit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2022	CLICKSTREAM CORPORATION

	By:	/s/ FRANK MAGLIOCHETTI
Frank Magliochetti Chief Executive Officer